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                                                            EXHIBIT NO. 99.15(B)

                                    EXHIBIT A

                             DATED: JANUARY 1, 1997
                            REVISED: OCTOBER 15, 1997

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                                         CLASSES OF SHARES
                                       COVERED BY RULE 12B-1    DATE RULE 12B-1
          FUND                                  PLAN              PLAN ADOPTED
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MFS High Income Fund                           A,B,C            January 1, 1997
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MFS Municipal High Income Fund                   B              January 1, 1997
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MFS Municipal Bond Fund                          B              January 1, 1997
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MFS Mid-Cap Growth Fund                        A,B,C            January 1, 1997
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MFS Total Return Fund                          A,B,C            January 1, 1997
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MFS Research Fund                              A,B,C            January 1, 1997
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MFS World Governments Fund                     A,B,C            January 1, 1997
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MFS Value Fund                                 A,B,C            January 1, 1997
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MFS Bond Fund                                  A,B,C            January 1, 1997
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MFS Limited Maturity Fund                      A,B,C            January 1, 1997
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MFS Municipal Limited Maturity Fund            A,B,C            January 1, 1997
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MFS Government Mortgage Fund                    A,B             January 1, 1997
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MFS/Foreign & Colonial Emerging
 Markets Equity Fund                           A,B,C            January 1, 1997
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MFS  International Growth Fund                 A,B,C            January 1, 1997
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MFS International Growth and Income Fund       A,B,C            January 1, 1997
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Massachusetts Investors Trust                  A,B,C            January 1, 1997
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Massachusetts Investors Growth                 A,B,C            January 1, 1997
Stock Fund
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MFS Growth Opportunities Fund                   A,B             January 1, 1997
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MFS Government Securities Fund                 A,B,C            January 1, 1997
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MFS International Opportunities Fund           A,B,C            October 8, 1997
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MFS International Value Fund                   A,B,C            October 8, 1997
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MFS International Strategic Growth Fund        A,B,C            October 8, 1997
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MFS Asia Pacific Fund                          A,B,C            October 8, 1997
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                                    EXHIBIT B

                             DATED: JANUARY 1, 1997
                            REVISED: OCTOBER 15, 1997

                          Massachusetts Investors Trust
                              MFS High Income Fund
                             MFS Mid-Cap Growth Fund
                              MFS Total Return Fund
                                MFS Research Fund
                           MFS World Governments Fund
                                 MFS Value Fund
                                  MFS Bond Fund
                            MFS Limited Maturity Fund
                       MFS Municipal Limited Maturity Fund
                          MFS Government Mortgage Fund
                    Massachusetts Investors Growth Stock Fund
                          MFS Growth Opportunities Fund
                         MFS Government Securities Fund

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                                    EXHIBIT C

                             DATED: JANUARY 1, 1997
                            REVISED: OCTOBER 8, 1997
               MFS/Foreign & Colonial Emerging Markets Equity Fund
                          MFS International Growth Fund
                     MFS International Growth & Income Fund
                      MFS International Opportunities Fund
                          MFS International Value Fund
                     MFS International Strategic Growth Fund
                              MFS Asia Pacific Fund